UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 12, 2024

MEDICAL PROPERTIES TRUST, INC.
MPT OPERATING PARTNERSHIP, L.P.
(Exact Name of Registrant as Specified in Charter)

Commission File Number
001-32559
Commission File Number
333-177186

Maryland	20-0191742
Delaware	20-0242069
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (205)
969-3755

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share, of Medical Properties Trust, Inc.	MPW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On April 12, 2024, Medical Properties Trust, Inc., a Maryland corporation (the “Company”), and MPT Operating Partnership, L.P., a Delaware limited partnership and the Company’s operating partnership (the “Operating Partnership” or the “Borrower”), entered into (i) Amendment No. 1 (the “Credit Facility Amendment”) to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of June 29, 2022, by and among the Company, the Borrower, JPMorgan Chase Bank, N.A., as administrative agent and the lenders party thereto (the “Credit Facility”), and (ii) the Fifth Amendment (the “Australia Facility Amendment”) to the Syndicated Facility Agreement, dated as of May 23, 2019, by and among the Company, the Borrower, Evolution Trustees Limited, as trustee for MPT Australia Realty Trust, Bank of America, N.A. as administrative agent and the lenders party thereto (the “Australia Facility”).
Also on April 12, 2024, the Company sold its interest in five Utah hospitals to a newly formed joint venture, generating immediate cash proceeds of approximately $1.1 billion (see Item 2.01 below). Because the Company has substantial liquidity and its foreseeable acquisition activities are significantly lower than in recent years, it no longer needs a $1.8 billion revolving credit capacity. Accordingly, the Credit Facility Amendment and the Australia Facility Amendment amend the Credit Facility and the Australia Facility, respectively, to (i) reduce revolving commitments from $1.8 billion to $1.4 billion, (ii) apply certain proceeds from the Utah and other asset sales and debt transactions (see subparagraph (iv)) to repay the Australia Facility and certain other outstanding obligations of the Borrower, including revolving loans under the Credit Facility to the extent necessary to reduce the outstanding borrowings to no more than the amended $1.4 billion commitment, (iii) lower the maximum permitted secured leverage ratio from 40% to 25%, and (iv) waive the 10% cap on unencumbered asset value attributable to tenants subject to a bankruptcy event for purposes of determining compliance with the unsecured leverage ratio for the trailing four fiscal quarter period ended June 30, 2024 and for purposes of determining pro forma compliance with the unsecured leverage ratio for certain asset sale and debt transactions.
Item 1.02 Termination of a Material Definitive Agreement.
On April 18, 2024, the Borrower repaid in full all outstanding obligations under the Australia Facility. All of the Company’s and its subsidiaries’ obligations under the Australia Facility have been paid and all commitments have been terminated. The Company and its subsidiaries did not incur any early termination penalties in connection with repayment of the indebtedness or termination.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On April 12, 2024, affiliates of the Company and the Operating Partnership sold their interests in five Utah hospitals to a newly formed joint venture (the “Venture”) with Blue Owl RE Nucleus Holdco LLC (the “Fund”). The Company has retained an approximate 25% interest in the Venture with an aggregate agreed valuation of approximately $1.2 billion, and the Fund purchased an approximate 75% interest in the Venture for $886 million. There are no material relationships, other than in respect of the Venture, between the Company, the Operating Partnership, and the Fund or any of their affiliates.
Simultaneous with the closing of this sale transaction, the Venture placed new non-recourse
secured financing that provided $190 million of additional cash to the Company based on its share of the proceeds.
Together, the two transactions delivered approximately $1.1 billion of cash proceeds to the Company.
As previously reported, the Utah lessee (an affiliate of CommonSpirit Health) may acquire the leased real estate at a price equal to the greater of fair market value and the approximate $1.2 billion lease base at the fifth or tenth anniversary of the 2023 master lease commencement. The Company granted certain limited and conditional preferences to the Fund based on the possible exercise of the lessee’s purchase option.
Item 7.01 Regulation FD Disclosure.
On April 12, 2024, we issued a press release announcing closing of the transactions described above in Item 2.01 of this Current Report on Form
8-K. A
copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
The information in Item 7.01 of this Current Report on Form
8-K,
including the information set forth in Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference in any filing of the Company or the Operating Partnership with the Securities and Exchange Commission, except as expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.
The unaudited pro forma condensed consolidated financial statements of the Company and the Operating Partnership as of December 31, 2023, and for the year ended December 31, 2023, are attached as Exhibit 99.2 hereto and are incorporated by reference herein.
(d)
Exhibits
.

Exhibit Number	Description

99.1	Press release dated April 12, 2024

99.2	Medical Properties Trust, Inc. and Subsidiaries and MPT Operating Partnership, L.P. and Subsidiaries unaudited pro forma condensed consolidated financial statements

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer
Date: April 18, 2024

MPT OPERATING PARTNERSHIP, L.P.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer of the sole member of the general partner of MPT Operating Partnership, L.P.
Date: April 18, 2024

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